Exhibit 10.1

AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT

This Amendment No. 3 to Amended and Restated Loan Agreement (this “Amendment”), is entered into as of January 19, 2007, with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as heretofore amended by an Amendment No. 1 dated as of June 7, 2005, an Amendment No. 2 dated as of December 28, 2005, and as it may hereafter be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) among Wheeling Island Gaming, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).  Capitalized terms used herein and not otherwise defined are used with the meanings set forth for those terms in the Loan Agreement.

RECITALS

A.            The Loan Agreement is scheduled to expire on January 19, 2007 and currently provides for a credit line in the amount of $25,000,000.

B.            Borrower has requested that (i) Bank of America, N.A., extend the term of the Loan Agreement to April 30, 2007; and (ii) the Lenders other than Bank of America, N.A., cease their participation in the credit facility on January 19, 2007, such that Bank of America, N.A. shall be the sole Lender on and after that date.

C.            Subject to the terms and conditions contained herein, Borrower,  Administrative Agent, and the Lenders hereby amend the Loan Agreement as follows:

AGREEMENT

1.                                       This Amendment becomes effective immediately upon the expiration of the Loan Agreement on January 19, 2007.  Subject to the conditions set forth below, the Maturity Date is hereby extended to April 30, 2007, and all references contained in the Loan Agreement to the Maturity Date shall be deemed to mean April 30, 2007.

2.                                       Pursuant to this Amendment, Bank of America, N.A., shall be the sole Lender under the Loan Agreement.

3.                                       The amount of the Commitment is confirmed to be $25,000,000, with Bank of America, N.A., having the sole obligation to fund the Commitment.

4.                                       The Borrower shall pay to the Administrative Agent on January 19, 2007, the following fees which are due and payable through January 19, 2007:

(a)           Any commitment fees incurred pursuant to Section 3.4 of the Loan Agreement; and

(b)           Any Letter of Credit fees incurred pursuant to Section 3.5 of the Loan Agreement.

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5.                                       Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the Administrative Agent’s receipt of the following:

(a)                                  an original of this Amendment, duly executed by the Borrower, Administrative Agent, and the Lenders;

(b)                                 a Consent of Guarantor, in the form attached hereto as Exhibit A, duly executed by each of the parties thereto;

(c)                                  an Amendment to the Deeds of Trust extending the term of the Loan Agreement to April 30, 2007, and reducing the amount of the Commitment secured thereby; and

(d)                                 such other documents and assurances as the Administrative Agent may require.

6.                                       Conditions to Additional Advances.  As conditions precedent to the initial making of additional Loans and Letters of Credit following this Amendment, the Borrower shall provide to the Administrative Agent a Certificate signed by a senior officer of Borrower wherein Borrower represents and warrants to the Administrative Agent and the Lenders that (A) no Default or Event of Default has occurred and remains continuing, and that each of the representations and warranties of Borrower set forth in the Loan Agreement is true and correct as of the date thereof (other than those which relate by their terms solely to another date), in each case subject only to such exceptions and qualifications as the Administrative Agent and Bank of America (as sole remaining Lender) may approve; and (B) all applicable Governmental Agencies have approved the execution and delivery of this Amendment..

7.                                       Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

8.                                       Counterparts.  This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WHEELING ISLAND GAMING, INC.,
a Delaware corporation,
as Borrower

By:	/s/ Ronald A. Sultemeier
Name: Ronald A. Sultemeier
Title: Chief Executive Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Donna F. Kimbrough
Name:	Donna F. Kimbrough
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Peter J. Vitale
Name:	Peter J. Vitale
Title:	Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Joe Brady
Name:	Joe Brady
Title:	Regional Vice President

WESBANCO BANK, INC.,
as a Lender

By:	/s/ David Pell
Name:	David Pell
Title:	Senior Vice President

NATIONAL CITY BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ John P. Wojcik
Name:	John P. Wojcik
Title:	Assistant Vice President

Exhibit A

Form of Guarantor Consent

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as heretofore amended by an Amendment No. 1 dated as of June 7, 2005, an Amendment No. 2 dated as of December 28, 2005, and as it may hereafter be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Wheeling Island Gaming, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).  Capitalized terms used but not defined in this Consent of Guarantors have the meanings given to them in the Loan Agreement.

Each of the undersigned hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to the Amended and Restated Loan Agreement (the “Amendment”) by the Borrower, Administrative Agent, and the Lenders, substantially in the form presented to the undersigned as a draft, and agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of the undersigned’s obligations to the Administrative Agent, for the benefit of Lenders, under the Amended and Restated Guaranty dated December 14, 2001 (as amended, the “Guaranty”).  Each of the undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that the undersigned shall continue to be liable under such Guaranty in accordance with the terms thereof.  Each of the undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty.

WDRA FOOD SERVICE, INC., a West Virginia corporation		WHEELING LAND DEVELOPMENT CORP, a West Virginia corporation

By:	/s/ Ronald A. Sultemeier	By:	/s/ Ronald A. Sultemeier
	Name: Ronald A. Sultemeier		Name: Ronald A. Sultemeier
	Title: President		Title: President

Dated as of: January 19, 2007

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